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Scudder Variable Series I

o    Scudder International Portfolio


Scudder Variable Series II

o    Scudder International Select Equity Portfolio


Supplement to the currently effective prospectuses


The following information revises the disclosure under "The Portfolio Managers."

The people listed below handle the day-to-day management of each portfolio.


Alex Tedder                                              Sangita Uberoi, CFA
Managing Director of Deutsche Asset Management and       Director, Deutsche Asset Management and Manager of
Lead Manager of the portfolio.                           the portfolio.
  o   Joined Deutsche Asset Management in 1994 and         o    Joined Deutsche Asset Management
      the portfolio in 2002.                                    in 1994 and the portfolio in 2004.
  o   Previously, four years of experience managing        o    Portfolio manager for EAFE Equities.
      European equities and responsible for the            o    Previous experience includes two
      insurance sector at Schroder Investment                   years in equity research and investments
      Management.                                               at Lehman Brothers and Smith Barney.
  o   Head of International Select Equity strategy;
      portfolio manager and analyst for Core EAFE
      strategy: London.
  o   MA, Freiburg University.

Matthias Knerr, CFA
Director, Deutsche Asset Management and Manager of the portfolio.
  o Joined Deutsche Asset Management in 1995 and the portfolio in 2004.
  o  Portfolio manager for EAFE Equities and Global
     Equities.















               Please Retain This Supplement for Future Reference

November 22, 2004
SVS-int_ise